UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): December 15, 2005

CIT EDUCATION LOAN TRUST 2005-1

(ISSUER)

(Exact Name of Registrant as Specified in Its Charter)

Delaware	333-111959-02	16-6556264
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

c/o Chase Bank USA,

National Association

500 Stanton Christiana Road

FL3/OPS4

Newark, Delaware 19713

(Address of Principal Executive Offices)

Registrant’s Telephone Number: (302) 552-6479

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registration under of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act(17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

Pursuant to the Indenture of Trust dated as of June 1, 2005 (the “Indenture”) among CIT Education Loan Trust 2005-1 (the “Trust”), The Bank of New York, as Indenture Trustee (the “Indenture Trustee”) and The Bank of New York, as eligible lender trustee for the Trust (the “Eligible Lender Trustee”), the Indenture Trustee made available to noteholders the statement required by the Indenture, which statement is being filed as Exhibit 99.1 to this Form 8-K, and in accordance with the Indenture, the Indenture Trustee was required to make distributions to the holders of the Trust’s Education Loan Backed Notes.

Item9.01. Financial Statements and Exhibits

(c) Exhibits

Exhibit No.	Description of Document
99.1	Statement to Noteholders November 30, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized, in the City of Cincinnati, State of Ohio, on December 15, 2005

CIT EDUCATION LOAN TRUST 2005-1
By:	Education Lending Services, Inc., as Administrator

By:	/s/ Perry D. Moore
Perry D. Moore
Executive Vice President - Finance

EXHIBIT INDEX

Exhibit No.	Description of Document
99.1	Statement to Noteholders November 30, 2005